906 CERTIFICATION


                                                                      EXHIBIT 32


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Pacificap Entertainment Holdings, Inc. (the "Company") for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ed Litwak . Chief Executive Officer and acting CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Ed Litwak
                                                ------------
                                                    Ed Litwak

                                                 Date: May 21, 2004